UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 10, 2005

Higher Education Funding I	(Issuer of the Notes)
Consolidation Loan Funding II, LLC	(Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as Specified in its Charter)
Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-121494-01 333-121494-03	41-6527138 36-4546571

(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100 San Diego, California 92121	9477 Waples Street, Suite 100 San Diego, California 92121

(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(858) 320-6799
(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)
Not Applicable
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
First Amendment to Limited Liability Company Agreement
Certificate of Amendment to Certificate of Trust of the Issuer
Amended and Restated Indenture
Second Supplemental Indenture of Trust
Amended and Restated Trust Agreement
Amended and Restated Administration Agreement
Amended and Restated Loan Purchase Agreement
Amended and Restated Loan Purchase Agreement

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by Higher Education Funding I (the “Issuer”) of $1,000,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2005-1 (the “Notes”) on March 10, 2005.

The Notes were issued pursuant to a registration statement (file numbers 333-121494, 333-121494-01, 333-121494-02, 333-121494-03 and 333-121494-04) that was declared effective on February 8, 2005. The offering closed on March 10, 2005, and the Issuer sold all of the Notes on such date. The managing underwriters for the offering were UBS Securities LLC and Deutsche Bank Securities Inc.

The Issuer offered the Notes at a price equal to 100% of the principal amount thereof. The underwriting discount relating to the Notes was two million four hundred fifty-four thousand seven hundred dollars ($2,454,700), and the net proceeds to the Issuer, after deducting the expenses referred to below, were nine hundred ninety-seven million five hundred forty-five thousand three hundred dollars ($997,545,300). An estimate for the amount of expenses incurred for the Issuer’s account in connection with the issuance and distribution of the Notes (other than the underwriting discount referred to above) is one million two hundred seventy thousand one hundred dollars ($1,270,100). Such expenses and underwriting discount were paid to persons other than: (a) directors, officers, general partners of the Issuer and their associates; (b) persons owning ten (10) percent or more of any class of equity securities of the Issuer; and (c) affiliates of the Issuer (except for $353,100 paid to Goal Financial, LLC as reimbursement for payment of issuance and distribution expenses).

The proceeds from the sale of the Notes (after deducting the underwriting discount referred to above) were deposited with the Indenture Trustee referred to below as follows:

(a)	for credit to the Acquisition Fund (as defined in the Second Supplemental Indenture referred to below), an amount equal to nine hundred fourteen million one hundred forty-eight thousand six hundred eleven and 7/100 dollars ($914,148,611.07),

(b)	for the credit of the Administration Fund (as defined in the Second Supplemental Indenture referred to below), an amount equal to one million three hundred fifty-nine thousand six hundred dollars ($1,359,600),

(c)	for credit to the Retirement Account (as defined in the Second Supplemental Indenture referred to below), an amount equal to seventy-four million five hundred thirty-seven thousand eighty-eight and 93/100 dollars ($74,537,088.93), and

(d)	for credit to the Reserve Fund (as defined in the Second Supplemental Indenture referred to below), an amount equal to seven million five hundred thousand dollars ($7,500,000).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

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Exhibit
No.	Document Description
1.2	Underwriting Agreement dated March 2, 2005 among Goal Financial, LLC (“Goal Financial”), Consolidation Loan Funding II, LLC (the “Depositor”) and UBS Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Barclays Capital Inc., as underwriters (the “Underwriters”).

3.4	First Amendment to Limited Liability Company Agreement of the Depositor dated as of March 1, 2005, among Goal Financial, the Depositor and Consolidation Loan Funding, LLC (“CLF”).

3.6	Certificate of Amendment to Certificate of Trust of the Issuer, filed with the Secretary of State of the State of Delaware on February 16, 2005.

4.2	Amended and Restated Indenture of Trust dated as of March 1, 2005 between the Issuer and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”).

4.5	Second Supplemental Indenture of Trust dated as of March 1, 2005 between the Issuer and the Indenture Trustee.

4.8	Amended and Restated Trust Agreement dated as of March 1, 2005 between the Depositor and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

10.2	Amended and Restated Administration Agreement dated as of March 1, 2005 among the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Delaware Trustee and Goal Financial, as Issuer Administrator.

10.11	Amended and Restated Loan Purchase Agreement dated as of March 1, 2005 among CLF, the Issuer and the eligible lender trustees party thereto.

10.12	Amended and Restated Loan Purchase Agreement dated as of March 1, 2005 among the Depositor, the Issuer and the eligible lender trustees party thereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2005	HIGHER EDUCATION FUNDING I, as Co-Registrant By: Goal Financial, LLC, as Issuer Administrator of Higher Education Funding I

	By:	/s/ Seamus Garland

	Name:	Seamus Garland
	Title:	Secretary

March 22, 2005	CONSOLIDATION LOAN FUNDING II, LLC, as Co-Registrant
By: CLF II Management Corp., as Manager of Consolidation Loan Funding II, LLC

	By:	/s/ Seamus Garland

	Name:	Seamus Garland
	Title:	Secretary

Post-closing 8-K

EXHIBIT INDEX

Exhibit
No.	Document Description
1.2	Underwriting Agreement dated March 2, 2005 among Goal Financial, LLC (“Goal Financial”), Consolidation Loan Funding II, LLC (the “Depositor”) and UBS Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Barclays Capital Inc., as underwriters (the “Underwriters”).

3.4	First Amendment to Limited Liability Company Agreement of the Depositor dated as of March 1, 2005, among Goal Financial, the Depositor and Consolidation Loan Funding, LLC (“CLF”).

3.6	Certificate of Amendment to Certificate of Trust of the Issuer, filed with the Secretary of State of the State of Delaware on February 16, 2005.

4.2	Amended and Restated Indenture of Trust dated as of March 1, 2005 between the Issuer and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”).

4.5	Second Supplemental Indenture of Trust dated as of March 1, 2005 between the Issuer and the Indenture Trustee.

4.8	Amended and Restated Trust Agreement dated as of March 1, 2005 between the Depositor and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

10.2	Amended and Restated Administration Agreement dated as of March 1, 2005 among the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Delaware Trustee and Goal Financial, as Issuer Administrator.

10.11	Amended and Restated Loan Purchase Agreement dated as of March 1, 2005 among CLF, the Issuer and the eligible lender trustees party thereto.

10.12	Amended and Restated Loan Purchase Agreement dated as of March 1, 2005 among the Depositor, the Issuer and the eligible lender trustees party thereto.

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